Earnings Per Common Share (Tables)	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share
The computations of basic and diluted EPS for 2011, 2010 and 2009 are as follows:

(Millions, except per common share data)	2011	2010	2009
Net income	$1,985.7	$1,766.8	$1,276.5
Weighted average shares used to compute basic EPS	372.5	415.7	441.1
Dilutive effect of outstanding stock-based compensation awards (1)	7.7	7.2	8.4
Weighted average shares used to compute diluted EPS	380.2	422.9	449.5
Basic EPS	$5.33	$4.25	$2.89
Diluted EPS	$5.22	$4.18	$2.84

(1)
Stock-based compensation awards are not included in the calculation of diluted EPS if the exercise price is greater than the average market price of Aetna common shares during the period (i.e., the awards are anti-dilutive).  Approximately 12.4 million, 18.6 million and 19.3 million stock appreciation rights ("SARs") were not included in the calculation of diluted EPS for 2011, 2010 and 2009, respectively. The stock options not included in the calculation of diluted EPS for 2011 were not material. Approximately 5.7 million and 6.2 million stock options were not included in the calculation of diluted EPS for 2010 and 2009, respectively. These stock-based compensation awards were excluded from the calculation of diluted EPS because their effect was anti-dilutive.